LEASE MODIFICATION AND EXTENSION AGREEMENT

	THIS LEASE MODIFICATION AND EXTENSION AGREEMENT, prepared this 28th day of March, 1995 between CHERRY HILL INDUSTRIAL SITES, INC., a New Jersey Corporation having its principal office at 1998 Springdale Road, Cherry Hill, New Jersey 08003 (hereinafter referred to as LANDLORD), and SCIENCE DYNAMICS CORPORATION, having an office at Building 37, Springdale Road, Cherry Hill Industrial Center, Cherry Hill, NJ 08003 (hereinafter referred to as TENANT).
	FOR AND IN CONSIDERATION of the mutual promises and covenants herein contained, the parties do hereby agree to modify and extend that certain
Lease Agreement between the LANDLORD and TENANT dated August 8, 1990 and executed August 19, 1990 (hereinafter referred to as the CURRENT LEASE) for the Premises consisting of building #37 (approximately 49,300 square feet of floor area) and adjoining land (together identified as Block 468.03, Lot 6 on the Cherry Hill tax maps) located in the Cherry Hill Industrial Center, Cherry Hill, New Jersey (as shown and defined on exhibit A attached hereto and made a part hereof), as follows:

     1. The CURRENT lease was to expire on August 31, 1995. This Lease modification and extention agreement shall commence May 1, 1995 and continue for a 10 year term, 120 months (inclusive) terminating on April 30, 2005.

     2. The RENT indicated in para 3, page 1 of the CURRENT LEASE is modified as follows:
           a. Commencing May 1, 1995 and continuing for 5 years (60 months) through April 30, 2000 (inclusive), monthly rent installments shall be $14,536.75 ($174,441.00 per year).
           b. Commencing May 1, 2000 and continuing for 5 years (60 months) through April 30, 2005 (inclusive), monthly rent installments shall be $15,153.00 ($181,836.00 per year).
           c. The Term rental for the 10 year period (the sum of 2a and 2b) is $1,781,385.00

     3.	It is understood that any references to the Environmental
        Responsibility Act, N.J.S.A. 13:1K-6 et seq. and or references to related matters within the CURRENT LEASE are subject to successor legislation and regulations.

     4. LANDLORD and TENANT agree that neither party is in default of any of the covenants of the CURRENT LEASE.

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     5. All other covenants, terms and conditions of the CURRENT LEASE shall remain in force and unmodified and shall be incorporated into this LEASE MODIFICATION AND EXTENSION Agreement as if they were set forth in total herein.

     IN WITNESS WHEREOF, LANDLORD and TENANT have respectively signed and sealed this Lease Modification and Extension Agreement as of the date written.


                                        CHERRY HILL INDUSTRIAL SITES, INC.

/s/L. Ruby                              By: /s/ Paul Heise
----------------------                  ---------------------
Witness as to Landlord			Paul Heise, President


                                        SCIENCE DYNAMICS CORPORATION


/s/Joy C. Hartman                       By:/s/Lyndon A. Keele
----------------------                     ----------------------
Witness as to Tenant



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